                             THE VANTAGEPOINT FUNDS

Supplement dated February 6, 2007 to the Statement of Additional Information dated May 1, 2006, as supplemented January 3, 2007 and November 7, 2006

     This supplement changes the disclosure in the Statement of Additional Information and provides new information that should be read together with the
                      Statement of Additional Information.

The following replace the discussion regarding Securities Lending found on page 10:


SECURITIES LENDING: The Funds may engage in one or more securities lending programs conducted by the Funds' custodian or other appropriate entities in order to generate additional income. For each loan, the borrower must maintain with the Fund's custodian collateral (consisting of any combination of cash, securities issued by the U.S. government and its agencies and instrumentalities, or irrevocable letters of credit) with a value of not less than 102% of the current market value of the loaned securities for domestic securities and 105% of the current market value for foreign securities. All securities loaned are marked to market daily in U.S. dollars and collateral is received and released accordingly on the following day to achieve the required collateralization for the previous day's market value. A Fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. A Fund also continues to receive any distributions paid on the loaned securities. The Fund may terminate a loan at any time and obtain the return of the securities loaned within the normal settlement period for the security involved. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in collateral in the event of default or insolvency of the borrower. The Fund may not retain voting rights on securities while they are on loan. Voting rights on the loaned securities may pass to the borrower. The Funds, however, are entitled to recall the loans to vote proxies or otherwise obtain rights to vote or consent with respect to a material event.

The Fund will be indemnified by its custodian for securities lending programs conducted through the custodian if at the time of a default by a borrower some or all of the loaned securities have not been returned by the borrower. The custodian, as soon as practicable after the time of default, shall purchase and deposit in the Funds' account securities of the same issuer, class, denomination, and with the same dividend and other economic benefits as, and equal in number to the unreturned loaned securities to the extent that such securities are reasonable available on the open market. If the custodian is unable to purchase replacement securities, it will credit to the Funds' account an amount equal to the market value of the unreturned loaned securities.

The following replaces the information regarding N. Anthony Calhoun found on page 10 in the section entitled "Information About the Officers and Directors."



N. Anthony Calhoun (59)     Director      Term expires    Secretary to Senate Finance       N/A
                                          October 2011    Committee/Minority, State
                                                          of New York Legislature
                                                          (January, 2007 to present);
                                                          Retired (October, 2005 to
                                                          January, 2007); Deputy
                                                          Chief Financial Officer
                                                          and Treasurer --District
                                                          of Columbia (2001 to
                                                          present-October, 2005);
                                                          Deputy Executive Director
                                                          & Chief Financial Officer
                                                          --Pension Benefit Guaranty
                                                          Corp. (1993 to 2001)



In addition, the chart should reflect that Arthur Lynch is now Chair of the Board effective January 2007.

The following replaces the first sentence of the discussion relating to the Investment Committee on page 22:

The Investment Committee consists of N. Anthony Calhoun, Donna K. Gilding, Arthur R. Lynch, Timothy M. O'Brien and Robin L. Wiessmann.

The following replaces the information regarding Walter Scott & Partners Limited found on page 28:

Walter Scott & Partners Limited ("Walter Scott"), One Charlotte Square, Edinburgh, Scotland EH2 4DZ, UK serves as subadviser to the Internation Fund. Walter Scott is an indirect wholly owned subsidiary of Mellon Financial Corporation, a publicly held company.

The following replaces subadvisory fee schedules for Mellon Capital Management Company for the US Government Securities Fund, Core Bond Index Fund and Overseas Equity Index Fund found on pages 29, 31, and 32, respectively:

US Government Securities Fund -
                                     First $100 million          0.06%
                                     Next $900 million           0.05%
                                     Over $1 billion             0.01%


Core Bond Index Fund -
                                     First  $50 million          0.05%
                                     Next $50 million            0.04%
                                     Next $900 million           0.02%
                                     Over $1 billion             0.01%

Overseas Equity Fund -
                                     First $50 million           0.10%
                                     Next $950 million           0.06%
                                     Over $ 1billion             0.01%


            [End of Statement of Additional Information Supplement]